Exhibit 10.02
SECOND AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT

This SECOND AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of September 20, 2017, is entered into by and among NUSTAR FINANCE LLC, as Borrower (the “Borrower”), NUSTAR ENERGY L.P., as initial Servicer (the “Servicer”), MIZUHO BANK, LTD. (“Mizuho”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Lenders, Mizuho and PNC, as Group Agents, and PNC, as Administrative Agent.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.
BACKGROUND
A.The parties hereto have entered into a Receivables Financing Agreement, dated as of June 15, 2015 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).
B.Concurrently herewith, the Borrower, the Servicer, the Lenders and the Administrative Agent, are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”).
C.Concurrently herewith, the Borrower, the Servicer and the Originators, are entering into that certain Second Amendment to the Purchase and Sale Agreement, dated as of the date hereof.
D.The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.    Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended as follows:
(a)    The following new defined terms and definitions thereof are hereby added to Section 1.01 the Receivables Financing Agreement in appropriate alphabetic order:
“LCR Security” means any commercial paper or security (other than equity securities issued to NuStar or any Originator that is a consolidated subsidiary of NuStar under GAAP) within the meaning of Paragraph __.32(e)(1)(viii) of the final rules titled Liquidity Coverage Ratio: Liquidity Risk Measurement Standards, 79 Fed. Reg. 197, 61440 et seq. (October 10, 2014).
“Special Concentration Limit” has the meaning set forth in the definition of Concentration Percentage.

“Special Obligor” has the meaning set forth in the definition of Concentration Percentage.
(b)    The definition of “Concentration Percentage” set forth in Section 1.01 of the Receivables Financing Agreement is replaced in its entirety with the following:
“Concentration Percentage” means (a) except as provided in clause (b) below, (i) for any Group A Obligor, 17.50%, (ii) for any Group B Obligor, 15.00%, (iii) for any Group C Obligor, 12.50% and (iv) for any Group D Obligor, 3.00%, and (b) for each of the Obligors listed in the chart below (each, a “Special Obligor”), the percentage specified in the chart below for such Special Obligor (the applicable “Special Concentration Limit”); provided, however, that the Administrative Agent (with the prior written consent of each Group Agent) may approve higher “Concentration Percentages” for selected Obligors; provided, further, that the Administrative Agent may, upon not less than five (5) Business Days’ notice to the Borrower, cancel or reduce the Special Concentration Limit with respect to any or all Special Obligors, in which case the Concentration Percentage for such Special Obligor(s) shall be determined pursuant to clause (a) above. In the event that any other Obligor is or becomes an Affiliate of a Special Obligor, the Special Concentration Limit shall apply to both such Obligor and such Special Obligor and shall be calculated as if such Obligor and such Special Obligor were a single Obligor.

Special Obligor	Special Concentration Limit
Valero Energy Corporation	16%
(c)    The definition of “Scheduled Termination Date” set forth in Section 1.01 of the Receivables Financing Agreement is amended by deleting the date “June 15, 2018” and substituting “September 20, 2020” therefor.
(d)    The following new clause (z) is added to Section 7.01 of the Receivables Financing Agreement and, in connection therewith, the existing clause (z) is renumbered as clause (aa):
(z)    LCR Security. The Borrower has not issued any LCR Securities, and the Borrower is a consolidated subsidiary of NuStar under GAAP.
(e)    The following new clause (aa) is added to Section 8.01 of the Receivables Financing Agreement:
(aa)    LCR Security. The Borrower shall not issue any LCR Security.

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(f)    Schedule I to the Receivables Financing Agreement is amended and restated in its entirety and replaced with Schedule I attached hereto.
(g)    Paragraph (E) of Schedule III to the Receivables Financing Agreement is deleted in its entirety.
SECTION 2.    Representations and Warranties of the Borrower and Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)    Representations and Warranties. The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.
(b)    Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or equity.
(c)    No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 3.    Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

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SECTION 4.    Effectiveness. This Amendment shall become effective as of the date hereof upon (a) receipt by the Administrative Agent of each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables, in each case, in form and substance reasonably acceptable to the Administrative Agent and (b) payment in full of all fees and expenses payable by the Borrower on the date hereof to the Credit Parties in accordance with the terms of the Transaction Documents.
SECTION 5.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.    Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.    GOVERNING LAW AND JURISDICTION.
(a)    THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

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SECTION 9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

NUSTAR FINANCE LLC

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P., as the Servicer

By:	Riverwalk Logistics, L.P., its general partner

	By:	NuStar GP, LLC, its general partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

Second Amendment to
Receivables Financing Agreement

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for the PNC Group

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

Second Amendment to
Receivables Financing Agreement

MIZUHO BANK, LTD., as a Committed Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

MIZUHO BANK, LTD., as Group Agent for Mizuho Bank Ltd.'s Group

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Second Amendment to
Receivables Financing Agreement

SCHEDULE I
Commitments

PNC Group
Party	Capacity	Maximum Commitment
PNC	Committed Lender	$67,500,000
PNC	Group Agent	N/A

Mizuho Bank, Ltd. Group
Party	Capacity	Maximum Commitment
Mizuho Bank, Ltd.	Committed Lender	$57,500,000
Mizuho Bank, Ltd.	Group Agent	N/A

Schedule I